UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2021

BBQ HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-39053	83-4222776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)

12701 Whitewater Drive, Suite 100, Minnetonka, MN 55343
(952) 294-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BBQ	The Nasdaq Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On June 24, 2021, BBQ Holdings, Inc. (the “Company”) entered in to a Membership Interest Purchase Agreement (the “MIPA”) with VIBSQ Holdco, LLC, a Delaware limited liability company (the “Seller”) and Bakers Square Holdings, LLC, a Delaware limited liability company (“BSQ Holdings”), Village Inn Holdings, LLC, a Delaware limited liability company (“VI Holdings”), SVCC I, LLC, an Arizona limited liability company (“SVCC” and collectively with BSQ Holdings and VI Holdings, the “Target Companies), and for certain limited purposes as described in the MIPA, RG Group Holdco, LLC, a Delaware limited liability company (the “Parent”), pursuant to which the Company has agreed, subject to specified terms and conditions, to purchase from the Seller all of the issued and outstanding membership interests (the “Interests”) in each of the Target Companies (such purchase of Interests as contemplated by the MIPA, the “Transaction”).  As a result of the Transaction, each of the Target Companies will become a wholly-owned subsidiary of the Company, and each of the subsidiaries of the Target Companies, which subsidiaries own or franchise Village Inn Restaurants and Bakers Square Restaurants, will become wholly-owned indirect subsidiaries of the Company.  The Company expects the Transaction to close on or about July 30, 2021.

Pursuant to the MIPA, the Company has agreed to purchase the Interests for a cash purchase price equal to approximately $13.5 million, and subject to certain purchase price adjustments as described in the MIPA.

The MIPA contains representations, warranties, covenants and agreements as are customary for a transaction of this size and nature. Closing of the Transaction will be contingent upon, among other things, the accuracy of representations and warranties and the satisfaction of other customary closing conditions.  Subject to certain limitations and conditions set forth in the MIPA, the Company and the Seller, along with the Parent, have agreed to indemnify each other for, among other things, breaches of representations, warranties and covenants contained in the, and certain tax and other pre- and post-closing liabilities.

The MIPA may be terminated prior to closing by the Company or the Seller under certain circumstances, including (i) by mutual written consent of the Company and the Seller, (ii) by the non-breaching party if the other party is in material breach of any covenant, representation or warranty, and (iii) by either party if the closing of the Transaction has not occurred prior to July 30, 2021.

Securities Purchase Agreement

On June 24, 2021, the Company entered into two separate Securities Purchase Agreements (each, a “Securities Purchase Agreement”) with institutional investors pursuant to which the Company expects to raise (i) gross proceeds of $10,000,000, pursuant to an agreement to sell 800,000 shares of the Company’s common stock , and (ii) gross proceeds of $3,000,000 pursuant to an agreement to sell 200,000 shares of the Company’s common stock (such shares of common stock collectively referred to herein as the “Securities”, and the aggregate sale of 1,000,000 Securities referred to herein as the “Offering”). The gross proceeds of $10,000,000 from the sale of 800,000 Securities represents a 3% discount to the Nasdaq: (BBQ) 60 day volume weighted average price (“VWAP”) of $12.90, and an 11.7% discount to its 30 day VWAP of $14.15. The gross proceeds of $3,000,000 from the sale of 200,000 Securities represents a 16.3% premium to the Company’s 60 day VWAP and a 6% premium to its 30 day VWAP.

The Company intends to use the net proceeds of the Offering for the acquisition noted above.  In connection with the closing of the Offering, the Company will pay estimated expenses of $500,000.

Registration Rights

As part of each Securities Purchase Agreement, the Company has agreed to register the Securities sold in the Offering (the “Registrable Securities”) for resale or other disposition, pursuant to a Registration Rights Agreement with each investor (each, a “Registration Rights Agreement”). Specifically, the Company has agreed to (i) file with the Securities and Exchange Commission (the “SEC”) a shelf registration statement with respect to the resale of the Registrable Securities on or before August 10, 2021; (ii) use commercially reasonable efforts to have the shelf registration statement declared effective by the SEC as soon as possible after the initial filing, and in any event no later than September 9, 2021 (or October 9, 2021 in the event of a full review of the shelf registration statement by the SEC); and (iii) keep the shelf registration statement effective until such time as all Registrable Securities may be sold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) without the need for current public information or other restrictions. If the Company is unable to comply with any of the above covenants, it will be required to pay liquidated damages to the investors in the amount of 1% of the investors’ purchase price for every month until such non-compliance is cured (subject to a 6% cap), with such liquidated damages payable in cash.

Closing

The closing of the Offering is expected to occur on or about June 28, 2021, subject to certain customary closing conditions.

Exemption

The Offering and issuance of the Securities pursuant to the Securities Purchase Agreements will be exempt from registration under the Securities Act, pursuant to Section 4(a)(2) of the Securities Act, on the basis that they do not constitute a public offering since they are being made to accredited, qualified investors and involve no general solicitation. The Securities may not be offered or resold in the United States in the absence of an effective registration statement or exemption from the Securities Act’s registration requirements.

Placement Agent

Craig-Hallum Capital Group LLC is acting as exclusive placement agent in connection with this financing.

The foregoing descriptions of the MIPA, the Securities Purchase Agreement, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the each of the MIPA, the Securities Purchase Agreements, and the Registration Rights Agreement, copies of which are filed as Exhibits to this to Form 8-K, and are incorporated herein by reference. The benefits of the representations and warranties set forth in each of the MIPA, the Securities Purchase Agreements, and the Registration Rights Agreement are intended to be relied upon by the parties to each such agreement only, and do not constitute continuing representations and warranties of the Company to any other party or for any other purpose.

Item 3.02.	Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 7.01.	Regulation FD Disclosure.

On June 24, 2021, the Company issued a press release announcing the execution of the MIPA.  The press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1*	Membership Interest Purchase Agreement, dated June 24, 2021

10.2.1*	Form of Securities Purchase Agreement, dated June 24, 2021

10.2.2*	Form of Securities Purchase Agreement, dated June 24, 2021

10.3*	Form of Registration Rights Agreement, dated June 24, 2021

99.1	Press Release

 * The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b).  The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBQ HOLDINGS, INC.

Date: June 25, 2021	By:	/s/ James G. Gilbertson
Name: James G. Gilbertson
Title: Chief Financial Officer and Chief Operating Officer